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Exhibit 10.22

Execution Copy

        AMENDMENT No. 1 dated as of September 29, 2003 (this "Amendment"), to the Credit Agreement dated as of July 23, 2003 (the "Credit Agreement"), among ROCKWOOD SPECIALTIES GROUP, INC., a Delaware corporation (the "US Borrower"), ROCKWOOD SPECIALTIES LIMITED, a company incorporated under the laws of England and Wales (the "UK Borrower" and, together with the US Borrower, the "Borrowers"), ROCKWOOD SPECIALTIES INTERNATIONAL, INC., a Delaware corporation ("Holdings"), ROCKWOOD SPECIALTIES CONSOLIDATED, INC., a Delaware corporation ("PIK Holdco"), ROCKWOOD HOLDINGS, INC., a Delaware corporation ("Parent" and, together with PIK Holdco, the "Parent Companies"), the lenders from time to time parties thereto (the "Lenders"), JPMORGAN CHASE BANK, as Administrative Agent (in such capacity, the "Administrative Agent"), MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Syndication Agent, and GOLDMAN SACHS CREDIT PARTNERS L.P. and GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Documentation Agents.

        A. Pursuant to the Credit Agreement, the Lenders have extended, and have agreed to extend, credit to the Borrowers.

        B. The Borrowers have requested that the Lenders agree to amend certain provisions of the Credit Agreement as set forth herein.

        C. The undersigned Lenders are willing so to amend such provisions of the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

        D. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

        E. Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

        SECTION 1.    Amendment to Section 1.1.    The definition of the term "Consolidated Interest Expense" in Section 1.1 of the Credit Agreement is hereby amended by deleting the text "Holdings," immediately after the phrase "outstanding Indebtedness of" in clause (x) thereof.

        SECTION 2.    Amendment to Section 9.15(c).    Section 9.15(c) of the Credit Agreement is hereby amended by deleting the text "September 30, 2003" in the parenthetical in the preamble thereof and replacing it with the text "November 30, 2003".

        SECTION 3.    Amendment to Section 9.18(b).    Section 9.18(b) of the Credit Agreement is hereby amended by deleting the text "September 30, 2003" in the second line thereof and replacing it with the text "November 30, 2003".

        SECTION 4.    Amendment to Section 9.1.    (a) Section 9.1(a) of the Credit Agreement is hereby amended by (i) deleting the text "Holdings," in clause (i) thereof, (ii) deleting the word "Holdings" at the beginning of clause (ii) thereof and substituting the words "the US Borrower" therefor, (iii) the deleting the text "Holdings," immediately following the text "to the status of" in clause (ii) thereof and (iv) deleting the text "Holdings," immediately following the text "audit of the business of" in clause (ii) thereof.

        (b) Section 9.1(b) of the Credit Agreement is hereby amended by (i) deleting the word "Holdings" immediately following the text "first three quarterly accounting periods in each fiscal year of" and substituting the words "the US Borrower" therefor, (ii) deleting the text "Holdings," in clause (i) thereof and (iii) deleting the word "Holdings" at the beginning of clause (ii) thereof and substituting the words "the US Borrower" therefor.

        (c) Section 9.1(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "(c) Budgets. Within 60 days after the commencement of each fiscal year of the US Borrower, consolidated budgets of each of the US Borrower, the US Borrower and its Restricted Subsidiaries, the UK Borrower and the UK Borrower and its Restricted Subsidiaries in reasonable detail for the fiscal year as customarily prepared by management of the US Borrower and the UK Borrower for their internal use, setting forth the principal assumptions upon which such budgets are based."

        (d) Section 9.1(d) of the Credit Agreement is hereby amended by deleting the text "Holdings," in clause (i) thereof.

        SECTION 5.    Acknowledgement of Deletion.    Each of the Lenders and the parties hereto (a) acknowledge that Section 2(b) of the UK Guarantee dated as of July 23, 2003, made among the US Borrower and each of the subsidiaries of UK Borrower listed on Annex A thereto or that becomes a party thereto pursuant to Section 19 thereof, and JPMorgan Chase Bank, as administrative agent for the lenders to the UK Borrower from time to time parties to the Credit Agreement shall be deleted and (b) hereby authorize the Administrative Agent to execute such amendments or supplements thereto, in form and substance reasonably satisfactory to the Administrative Agent, to effect such deletion.

        SECTION 6.    Representations and Warranties.    Each of the Parent Companies, Holdings and the Borrowers represents and warrants to the Administrative Agent and the other Lenders that:

        (a) This Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and subject to general principles of equity;

        (b) After giving effect to this Amendment, all representations and warranties made by any Credit Party contained in the Credit Agreement or in the other Credit Documents are true and correct in all material respects on and as of the date hereof with the same effect as though such representations and warranties had been made on and as of the date hereof (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); and

        (c) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

        SECTION 7.    Conditions to Effectiveness.    This Amendment shall become effective as of the date first above written when

        (a) the Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the signatures of each of the Parent Companies, Holdings, each of the Borrowers and the Required Lenders and

        (b) all reasonable fees and expenses required to be paid or reimbursed by the Borrowers under or in connection with this Amendment or the Credit Agreement and (in the case of expenses to be reimbursed, including reasonable fees, charges and disbursements of counsel) invoiced in writing to the Borrower prior to the date hereof, shall have been paid or reimbursed, as applicable.

        SECTION 8.    Effect of Amendment.    Except as expressly set forth in Section 1, Section 2, Section 3, Section 4 or Section 5 of this Amendment, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Parent Companies, Holdings or the Borrowers under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Parent Companies, Holdings or the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended hereby.

        SECTION 9.    Expenses.    Each of the Borrowers agrees to pay the reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation of this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

        SECTION 10.    Applicable Law.    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

        SECTION 11.    Notices.    All notices hereunder shall be given in accordance with the provisions of Section 14.2 of the Credit Agreement.

        SECTION 12.    Counterparts.    This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile transmission or other electronic means), and all of said counterparts taken together shall be deemed to constitute one and the same instrument, and shall become effective as provided in Section 7.

        SECTION 13.    Headings.    The Section headings of this Amendment are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

        SECTION 14.    Credit Document.    This Amendment shall constitute a "Credit Document" for all purposes of the Credit Agreement and the other Credit Documents.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

ROCKWOOD SPECIALTIES GROUP, INC.,
by	/s/ Thomas J. Riordan Name: Thomas J. Riordan Title: Vice President & Secretary
ROCKWOOD SPECIALTIES LIMITED,
by	/s/ Thomas J. Riordan Name: Thomas J. Riordan Title: Vice President & Secretary
ROCKWOOD SPECIALTIES INTERNATIONAL, INC.,
by	/s/ Thomas J. Riordan Name: Thomas J. Riordan Title: Vice President & Secretary

ROCKWOOD SPECIALTIES CONSOLIDATED, INC.,
by	/s/ Thomas J. Riordan Name: Thomas J. Riordan Title: Vice President & Secretary
ROCKWOOD HOLDINGS, INC.,
by	/s/ Thomas J. Riordan Name: Thomas J. Riordan Title: Vice President & Secretary
JPMORGAN CHASE BANK, individually as a Lender and as Administrative Agent,
by	Name: Title:
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Syndication Agent,
by	/s/ Carol J.E. Feeley Name: Carol J.E. Feeley Title: Director
MERRILL LYNCH CAPITAL CORPORATION, as a Lender
by	/s/ Carol J.E. Feeley Name: Carol J.E. Feeley Title: Vice President, Merrill Lynch Capital Corp.
GOLDMAN SACHS CREDIT PARTNERS L.P., individually as a Lender and as Co- Documentation Agent, by
Name: Title:
GENERAL ELECTRIC CAPITAL CORPORATION, individually as a Lender and as Co-Documentation Agent, by
Name: Title:

        SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE CREDIT AGREEMENT dated as of July 23, 2003, among ROCKWOOD SPECIALTIES GROUP, INC., a Delaware corporation, ROCKWOOD SPECIALTIES LIMITED, a company incorporated under the laws of England and Wales, ROCKWOOD SPECIALTIES INTERNATIONAL, INC., a Delaware corporation, ROCKWOOD SPECIALTIES CONSOLIDATED, INC., a Delaware corporation, ROCKWOOD HOLDINGS, INC., a Delaware corporation, the lenders from time to time parties thereto, JPMORGAN CHASE BANK, as Administrative Agent, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Syndication Agent, and GOLDMAN SACHS CREDIT PARTNERS L.P. and GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Documentation Agents.

Institution:	DENALI CAPITAL LLC, MANAGING MEMBER OF DC FUNDING PARTNERS, PORTFOLIO MANAGER FOR DENALI CAPITAL CLO III, LTD., OR AN AFFILIATE
	By:	/s/ John P. Thacker Name: John P. Thacker Title: Chief Credit Officer
Institution:	SIERRA CLO I, LTD.
	By:	/s/ John M. Casparian Name: John M. Casparian Title: Chief Operating Officer, Centre Pacific LLP (Manager)
Institution:	LANDMARK III CDO LIMITED
	By:	Aladdin Capital Management LLC as Manager
	By:	/s/ Gilles Marchand Name: Gilles Marchand Title: Authorized Signatory
Institution:	PROTECTIVE LIFE INSURANCE COMPANY
	By:	/s/ Diane S. Griswold Name: Diane S. Griswold Title: AVP
Institution:	ING SENIOR INCOME FUND
	By:	Aeltus Investment Management, Inc. as its investment manager
	By:	/s/ Charles E. LeMieux, CFA Name: Charles E. LeMieux, CFA Title: Vice President
Institution:	ING PRIME RATE TRUST
	By:	Aeltus Investment Management, Inc. as its investment manager
	By:	/s/ Charles E. LeMieux, CFA Name: Charles E. LeMieux, CFA Title: Vice President

Institution:	SEQUILS—PILGRIM I, LTD
	By:	ING Investments, LLC as its investment manager
	By:	/s/ Charles E. LeMieux, CFA Name: Charles E. LeMieux, CFA Title: Vice President
Institution:	PROMUS I BV
	By:	/s/ Sara Halbard Name: Sara Halbard Title: Under Power of Attorney
Institution:	PROMUS II BV
	By:	/s/ Sara Halbard Name: Sara Halbard Title: Under Power of Attorney
Institution:	EUROCREDIT I BV
	By:	/s/ Sara Halbard Name: Sara Halbard Title: Under Power of Attorney
Institution:	EUROCREDIT III BV
	By:	/s/ Sara Halbard Name: Sara Halbard Title: Under Power of Attorney
Institution:	GALAXY CLO 1999-1, LTD.
	By:	AIG Global Investment Advisor, Inc. its Collateral Manager
	By:	/s/ W. Jeffrey Baxter Name: W. Jeffrey Baxter Title: Vice President
Institution:	SUNAMERICA LIFE INSURANCE COMPANY
	By:	/s/ W. Jeffrey Baxter Name: W. Jeffrey Baxter Title: Vice President
Institution:	GALAXY CLO 2003-1, LTD.
	By:	AIG Global Investment Corp., its Investment Advisor
	By:	/s/ W. Jeffrey Baxter Name: W. Jeffrey Baxter Title: Vice President

AMENDMENT No. 1 dated as of September 29, 2003 (this "Amendment"), to the Credit Agreement dated as of July 23, 2003 (the "Credit Agreement"), among ROCKWOOD SPECIALTIES GROUP, INC., a Delaware corporation (the "US Borrower"), ROCKWOOD SPECIALTIES LIMITED, a company incorporated under the laws of England and Wales (the "UK Borrower" and, together with the US Borrower, the "Borrowers"), ROCKWOOD SPECIALTIES INTERNATIONAL, INC., a Delaware corporation ("Holdings"), ROCKWOOD SPECIALTIES CONSOLIDATED, INC., a Delaware corporation ("PIK Holdco"), ROCKWOOD HOLDINGS, INC., a Delaware corporation ("Parent" and, together with PIK Holdco, the "Parent Companies"), the lenders from time to time parties thereto (the "Lenders"), JPMORGAN CHASE BANK, as Administrative Agent (in such capacity, the "Administrative Agent"), MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Syndication Agent, and GOLDMAN SACHS CREDIT PARTNERS L.P. and GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Documentation Agents.
Institution:	JPMorgan Chase Bank
	By:	/s/ Peter A. Dedousis Name: Peter A. Dedousis Title: Managing Director
Institution:	OAK HILL SECURITIES FUND, L.P.
	By:	Oak Hill Securities GenPar, L.P. Its General Partner
	By:	Oak Hill Securities MGP, L.P. Its General Partner
	By:	/s/ Scott D. Krase Name: Scott D. Krase Title: Authorized Signatory
Institution:	OAK HILL SECURITIES FUND II, L.P.
	By:	Oak Hill Securities GenPar II, L.P. Its General Partner
	By:	Oak Hill Securities MGP II Inc.,
Its General Partner
	By:	/s/ Scott D. Krase Name: Scott D. Krase Title: Authorized Signatory
Institution:	OAK HILL CREDIT PARTNERS I, LIMITED
	By:	Oak Hill CLO Management I, LLC as Investment Manager
	By:	/s/ Scott D. Krase Name: Scott D. Krase Title: Authorized Signatory
Institution:	OAK HILL CREDIT PARTNERS II, LIMITED
	By:	Oak Hill CLO Management II, LLC as Investment Manager
	By:	/s/ Scott D. Krase Name: Scott D. Krase Title: Authorized Signatory

Institution:	DAVID L. BABSON & COMPANY INC.
By:

In its individual capacity and as Collateral Manager on behalf of the investment funds under its management as listed below
        ELC (Cayman) Ltd., CDO Series 1999-I
        ELC (Cayman) Ltd. 1999-II
        ELC (Cayman) Ltd. 1999-II5
        ELC (Cayman) Ltd. 2000-I
        APEX (IDM) CDO I, Ltd.
        Tryon CLO Ltd. 2000-1
SIMSBURY CLO, LIMITED
	By:	/s/ William A. Hayes Name: William A. Hayes Title: Managing Director
Institution:	MAPLEWOOD (CAYMAN) LIMITED
	By:	David L. Babson & Company Inc. Under delegated authority from Massachusetts Mutual Life Insurance Company as Investment Manager
	By:	/s/ William A. Hayes Name: William A. Hayes Title: Managing Director
Institution:	BILL & MELINDA GATES FOUNDATION
	By:	David L. Babson & Company Inc. as Investment Manager
	By:	/s/ William A. Hayes Name: William A. Hayes Title: Managing Director
Institution:	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
	By:	David L. Babson & Company Inc. as Investment Manager
	By:	/s/ William A. Hayes Name: William A. Hayes Title: Managing Director
Institution:	SUFFIELD CLO, LIMITED
	By:	David L. Babson & Company Inc. as Collateral Manager
	By:	/s/ William A. Hayes Name: William A. Hayes Title: Managing Director
Institution:	BABSON CLO LTD. 2003-I
	By:	David L. Babson & Company Inc. as Manager

	By:	/s/ William A. Hayes Name: William A. Hayes Title: Managing Director
Institution:	JUBILEE CDO I BV
	By:	/s/ Richard Samuel Name: Richard Samuel Title: Vice President
Alcentra limited on behalf of Jubilee CDO I BV
Institution:	JUBILEE CDO III BV
	By:	/s/ Richard Samuel Name: Richard Samuel Title: Vice President
Alcentra limited on behalf of Jubilee CDO III BV
Institution:	SENIOR DEBT PORTFOLIO
	By:	Boston Management and Research as Investment Manager
	By:	/s/ Scott H. Page Name: Scott H. Page Title: Vice President
Institution:	CALLIDUS DEBT PARTNERS CLO FUND II, LTD.
	By:	Its Collateral Manager
	By:	/s/ Mavis Taintor Name: Mavis Taintor, MD & Partner Title: Callidus Capital Management, LLC
Institution:	GOLDENTREE LOAN OPPORTUNITIES II, LTD.
	By:	GoldenTree Asset Management, LP
	By:	/s/ Frederick S. Haddad Name: Frederick S. Haddad Title:
Institution:	GOLDMAN SACHS
	By:	/s/ Robert Schatzman Name: Robert Schatzman Title: Authorized Signatory
Institution:	LONGHORN CDO III, LTD.
	By:	Merrill Lynch Investment Managers, L.P. as Investment Advisor

	By:	/s/ Name: Title:
Institution:	MERRILL LYNCH PRIME RATE PORTFOLIO
	By:	Merrill Lynch Investment Managers, L.P. as Investment Advisor
	By:	/s/ Name: Title:
Institution:	MERRILL LYNCH GLOBAL INVESTMENT SERIES: BANK LOAN INCOME PORTFOLIO
	By:	Merrill Lynch Investment Managers, L.P. as Investment Advisor
	By:	/s/ Name: Title:
Institution:	TORONTO DOMINION (NEW YORK), INC.
	By:	/s/ Stacey L. Malek Name: Stacey L. Malek Title: Vice President
Institution:	TRUMBULL THC, LTD.
	By:	/s/ Stacey L. Malek Name: Stacey L. Malek Title: Attorney in Fact
Institution:	THE TRAVELERS INSURANCE COMPANY
	By:	/s/ John A. Wills Name: John A. Wills Title: Assistant Investment Officer
Institution:	CITICORP INSURANCE AND INVESTMENT TRUST
By Travelers Asset Management International Company, LLC
	By:	/s/ John A. Wills Name: John A. Wills Title: Assistant Investment Officer
Institution:	COLUMBUS LOAN FUNDING LTD.
By Travelers Asset Management International Company, LLC
	By:	/s/ John A. Wills Name: John A. Wills Title: Assistant Investment Officer

Institution:	CITIGROUP INVESTMENTS CORPORATE LOAN FUND, INC.
By Travelers Asset Management International Company, LLC
	By:	/s/ John A. Wills Name: John A. Wills Title: Assistant Investment Officer
Institution:	PINEHURST TRADING, INC.
	By:	/s/ Diana M. Himes Name: Diana M. Himes Title: Assistant Vice President
Institution:	WINGED FOOT FUNDING TRUST
	By:	/s/ Diana M. Himes Name: Diana M. Himes Title: Authorized Agent
Institution:	JUPITER LOAN FUNDING LLC
	By:	/s/ Diana M. Himes Name: Diana M. Himes Title: Assistant Vice President
Institution:	STANWICH LOAN FUNDING LLC
	By:	/s/ Diana M. Himes Name: Diana M. Himes Title: Assistant Vice President
Institution:	KBC BANK, N.V.
	By:	/s/ D A Chandler Name: D A Chandler Title: Head of Acquisition Finance
	By:	/s/ M D O'Shea Name: M D O'Shea Title: Manager Acquisition Finance
Institution:	LAGUNA FUNDING LLCC
	By:	/s/ Diana M. Himes Name: Diana M. Himes Title: Assistant Vice President
Institution:	THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND
	By:	/s/ Olivia Treacy Maurice Fitz Gerald Name: Olivia Treacy Maurice Fitz Gerald Title: Authorised Signatories

Institution:	RIVIERA FUNDING LLC
	By:	/s/ Diana M. Himes Name: Diana M. Himes Title: Assistant Vice President
Institution:	INDOSUEZ CAPITAL FUNDING VI, LIMITED
	By:	Indosuez Capital as Collateral Manager
	By:	/s/ Charles Kobayashi Name: Charles Kobayashi Title: Principal and Portfolio Manager
Institution:	BRAYMOOR & CO. as Assignee,
	By:	Bear Stearns Asset Management, Inc., as its attorney-in-fact
	By:	/s/ Jonathan Berg Name: Jonathan Berg Title: Vice President
Institution:	SANKATY ADVISORS, LLC as Collateral Manager for Race Point CLO, Limited, as Term Lender
	By:	/s/ Diane J. Exter Name: Diana J. Exter Title: Managing Director Portfolio Manager
Institution:	SANKATY ADVISORS, LLC as Collateral Manager for Race Point II CLO, Limited, as Term Lender
	By:	/s/ Diane J. Exter Name: Diana J. Exter Title: Managing Director Portfolio Manager
Institution:	SANKATY ADVISORS, LLC as Collateral Manager for Great Point CLO 1999-1, Ltd., as Term Lender
	By:	/s/ Diane J. Exter Name: Diana J. Exter Title: Managing Director Portfolio Manager
Institution:	SANKATY ADVISORS, LLC as Collateral Manager for Castle Hill I—INGOTS, Ltd., as Term Lender
	By:	/s/ Diane J. Exter Name: Diana J. Exter Title: Managing Director Portfolio Manager
Institution:	SANKATY ADVISORS, LLC as Collateral Manager for Castle Hill II—INGOTS, Ltd., as Term Lender

	By:	/s/ Diane J. Exter Name: Diana J. Exter Title: Managing Director Portfolio Manager
Institution:	SANKATY ADVISORS, LLC as Collateral Manager for Castle Hill III—INGOTS, Ltd., as Term Lender
	By:	/s/ Diane J. Exter Name: Diana J. Exter Title: Managing Director Portfolio Manager
Institution:	SANKATY ADVISORS, LLC as Collateral Manager for Avery Point CLO, Ltd., as Term Lender
	By:	/s/ Diane J. Exter Name: Diana J. Exter Title: Managing Director Portfolio Manager
Institution:	HARBOUR TOWN FUNDING LLC
	By:	/s/ Ann E. Morris Name: Ann E. Morris Title: Asst. Vice President
Institution:	GENERAL ELECTRIC CAPITAL CORPORATION
	By:	/s/ John J. Ryan Name: John J. Ryan Title: Manager of Operations
Institution:	SEQUILS—Glace Bay, Ltd.
	By:	Royal Bank of Canada as Collateral Manager
	By:	/s/ Melissa Marano Name: Melissa Marano Title: Authorized Signatory
Institution:	FOXE BASIN CLO 2003, LTD.
	By:	Royal Bank of Canada as Collateral Manager
	By:	/s/ Melissa Marano Name: Melissa Marano Title: Authorized Signatory
Institution:	KZH RIVERSIDE LLC
	By:	/s/ Hi Hua Name: Hi Hua Title: Authorized Agent
Institution:	KZH SOLEIL LLC

	By:	/s/ Hi Hua Name: Hi Hua Title: Authorized Agent
Institution:	KZH SOLEIL-2 LLC
	By:	/s/ Hi Hua Name: Hi Hua Title: Authorized Agent
Institution:	SIERRA CLO I
	By:	/s/ John M. Casparian Name: John M. Casparian Title: Chief Operating Officer, Centre Pacific, Manager

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  Exhibit 10.22 Execution Copy